FREMONT MUTUAL FUNDS, INC.

                          Supplement dated June 8, 2004
                                       to
                         Prospectus dated March 1, 2004


FREMONT INSTITUTIONAL YIELD+ FUND

The following supplements the "Comparative Returns" section on page 4 of the prospectus:

Effective June 8, 2004, the Fund changed its benchmark index from the Money Fund Report Averages(TM)/First Tier (Plus 50 basis points) to the Lehman Brothers Short (9-12 Month) U.S. Treasury Index. The Advisor believes that the Lehman Brothers Short (9-12 Month) U.S. Treasury Index more closely represents the manager's investment style. The former index was not considered a widely recognized broad-based securities market index. Performance of the new index is shown below.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003

Lehman Brothers Short (9-12 Month) U.S. Treasury Index (Does not reflect deductions for fees, expenses or taxes.)

1 YEAR            SINCE 11/1/01
---------------------------------------
1.43%             2.22%


The  following  supplements  the  "Investment  Terms"  section on page 13 of the
Prospectus:

LEHMAN BROTHERS SHORT (9-12 MONTH) U.S. TREASURY INDEX - A widely-recognized index which includes aged U.S. Treasury bills, notes and bonds with a remaining maturity from 9 up to (but not including) 12 months which are publicly traded. It excludes zero coupon strips.